UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders of the Company held on May 23, 2025 (the “Special Meeting”), the Company’s stockholders: (i) approved the Reverse Stock Split; (ii) approved an increase in the number of authorized shares of Common Stock to up to 800,000,000 shares; (iii) approved, pursuant to Nasdaq listing rules, the issuance of up to 148,621,326 shares of the Company’s common stock in a potential financing; (iv) approved an amendment to the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan; and (v) approved authorization of one or more adjournments to the Special Meeting to solicit additional proxies in the event there were insufficient votes to approve Proposal 1, 2, 3 or 4 described above. The numbers reported below are based on outstanding shares of the Company’s Common Stock as of April 25, 2025, the record date of the Special Meeting, and, as such, have not been adjusted to reflect the reverse stock split of the Company’s Common Stock effected on May 2, 2025.

Proposal 1: Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of the Company’s outstanding Class A common stock at a ratio of 1-to-2 to 1-to-250 to be determined at the discretion of the Company’s Board of Directors, whereby each outstanding 2 to 250 shares would be combined, converted and changed into 1 share of the Company’s Class A common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements (the “Reverse Stock Split”):

Votes For	Votes Against	Abstain	Broker Non-Votes
4,126,134	262,889	6,797	0

Proposal 2: Approval of an amendment to our Certificate of Incorporation, to increase the number of authorized shares of our Common Stock to up to 800,000,000 shares, with such number to be determined at the Board’s discretion:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,204,034	154,412	37,374	0

Proposal 3: Approval of, pursuant to Nasdaq listing rules, the issuance of up to 148,621,326 shares of the Company’s common stock in a potential financing:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,434,917	113,603	19,031	1,828,269

Proposal 4: Approval of an amendment to the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,382,565	148,780	36,206	1,828,269

Proposal 5: Approval to authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3 or 4 described above:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,195,183	155,972	44,665	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: May 23, 2025	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

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